Exhibit 99.2

Q2 2014 Earnings Call April 23, 2014

Forward-Looking Statements -- This presentation contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results and our planned acquisition of the SEACON Group (the “SEACON Acquisition”). Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive industry and the telecommunications networks and consumer devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; the possible effects on us of changes in tax laws, tax treaties and other legislation; the risk that the SEACON Acquisition may not be consummated; the risk that a regulatory approval that may be required for the SEACON Acquisition is not obtained or is obtained subject to conditions that are not anticipated; the risk that revenue opportunities, cost savings and other anticipated synergies from the SEACON Acquisition may not be fully realized or may take longer to realize than expected; and the risk that the SEACON Group’s operations will not be successfully integrated into ours. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 27, 2013 as well as in our Quarterly Report on Form 10-Q for the fiscal quarter ended December 27, 2013, Current Reports on Form 8-K, and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Measures -- Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP measure, in this presentation. Forward-Looking Statements and Non-GAAP Measures page 2 / April 2014

Summary Organic Sales Growth, Adjusted EPS, Adjusted Operating Margin, and Free Cash Flow are non-GAAP measures; see Appendix for description and reconciliation. Sales of $3.43 billion; up 6% organically versus prior year Adjusted EPS of $0.95, up 25% versus prior year Adjusted Operating Margin of 15.5%, up 190 basis points versus prior year Free Cash Flow of $273 million; returned $281 million to shareholders Book-to-Bill of 1.03 with orders up 4% organically, excluding Subsea Communications Full year outlook $13.95 billion of revenue at the mid-point, up 5% versus the prior year Adjusted EPS of $3.78 at the mid-point, up 17% versus the prior year Majority of markets showing momentum page 3 / April 2014

SEACON Group Overview A leading provider of underwater connector technology and systems that serves the military, marine, and oil and gas industries. Founded in 1964; operations in the U.S., Norway, U.K., and Mexico Purchase price: $490 million (~13.5x EBITDA) CY13 Sales*: $115 million Expected to close in the current fiscal year Oil & Gas Production & Drilling 75% Military/ Marine/ ROV/ Other 25% Overview Products Sales by Market U.S. 34% Europe 34% Wet-Mate Optical Underwater Mateable Waterproof Electrical High Pressure / High Temperature Mil-Spec * Unaudited page 4 / April 2014 Significantly increases our position in the higher growth oil & gas markets

Revenue up 13%; global vehicle production up ~5% Double-digit sales increases in all regions; Europe up vs. expectations due to increase in local demand Industrial transportation up due to increasing heavy truck production and impact of changing emissions standards Adjusted operating margin increase due to volume growth, product mix and productivity Transportation Solutions Q2 Summary Organic Sales Growth, Adjusted Operating Income, and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. page 5 ($ in Millions) / April 2014 Sales by Region Actual Organic Region Q2 FY14 Growth Growth Americas $345 6% 10% EMEA 682 16% 12% Asia-Pacific 544 15% 18% Total $1,571 13% 13% Growth Rates Actual Organic Sales $1,571 13% 13% Orders $1,568 7% 7% Book to Bill 1.00 Adj. Operating Income $346 33% Adj. Operating Margin 22.0% Sales by Business Growth Rates Actual Organic Automotive $1,571 13% 13% Transportation Solutions $1,571 13% 13%

Industrial Solutions Q2 Summary Organic Sales Growth, Adjusted Operating Income, and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. page 6 ($ in Millions) Industrial Equipment growth driven by strong demand in factory automation and rail markets Double-digit growth in oil & gas markets and continued strength in commercial aerospace; defense down slightly Energy market up in Americas and Asia; offset by emerging market weakness in EMEA Adjusted operating margin up 70 basis points due to improved volumes, restructuring benefits and productivity initiatives / April 2014 Sales by Region Actual Organic Region Q2 FY14 Growth Growth Americas $314 2% 3% EMEA 327 1% (1)% Asia-Pacific 148 17% 22% Total $789 4% 4% Sales by Business Growth Rates Actual Organic Industrial Equipment $330 8% 8% Aerospace, Defense, Oil, and Gas 273 5% 5% Energy 186 (4)% (1)% Industrial Solutions $789 4% 4% Growth Rates Actual Organic Sales $789 4% 4% Orders $827 1% 2% Book to Bill 1.05 Adj. Operating Income $112 10% Adj. Operating Margin 14.2%

Network Solutions Q2 Summary ($ in Millions) Organic Sales Growth, Adjusted Operating Income, and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. page 7 Telecom Networks and Enterprise Networks growth driven by increasing demand in fiber networks Data Communications revenue down due to product divestitures and market conditions SubCom decline driven by customer project delays Adjusted operating margin down due to revenue declines in SubCom and Data Communications / April 2014 Sales by Region (excluding Subsea Communications) Actual Organic Region Q2 FY14 Growth Growth Americas $263 (3)% -% EMEA 204 18% 16% Asia-Pacific 160 (19)% (8)% Total $627 (2)% 2% Sales By Business Growth Rates Actual Organic Telecom Networks $318 6% 6% Data Communications 160 (18)% (7)% Enterprise Networks 149 1% 5% Subsea Communications 61 (26)% (27)% Network Solutions $688 (5)% (1)% Growth Rates Actual Organic Sales $688 (5)% (1)% Orders $690 (1)% 3% Orders ex SubCom $661 (2)% 1% Book to Bill 1.00 B:B ex SubCom 1.05 Adj. Operating Income $39 (13)% Adj. Operating Margin 5.7%

Consumer Solutions Q2 Summary Organic Sales Growth, Adjusted Operating Income, and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. page 8 ($ in Millions) Consumer Devices in line with expectations; decline versus prior year driven by decline in PC and feature phone markets Appliances growth driven by increasing demand in Asia Adjusted operating margin flat versus the prior year despite lower revenues / April 2014 Sales by Region Actual Organic Region Q2 FY14 Growth Growth Americas $64 (2)% (2)% EMEA 58 (5)% (8)% Asia-Pacific 261 (4)% (2)% Total $383 (4)% (3)% Sales by Business Growth Rates Actual Organic Consumer Devices $223 (9)% (8)% Appliances 160 5% 5% Consumer Solutions $383 (4)% (3)% Growth Rates Actual Organic Sales $383 (4)% (3)% Orders $403 (1)% -% Book to Bill 1.05 Adj. Operating Income $35 (3)% Adj. Operating Margin 9.1%

Q2 Financial Summary ($ in Millions, except per share amounts) Adjusted Operating Income, Adjusted Operating Margin and Adjusted EPS are non-GAAP measures; see Appendix for description. page 9 / April 2014 Q2 FY14 Q2 FY13 Net Sales 3,431 $ 3,265 $ Operating Income 510 $ 359 $ Restructuring & Other Charges, net 21 81 Acquisition Related Charges 1 3 Adjusted Operating Income 532 $ 443 $ Operating Margin 14.9% 11.0% Adjusted Operating Margin 15.5% 13.6% GAAP Earnings Per Share 0.87 $ 0.66 $ Restructuring & Other Charges, net 0.03 0.13 Tax Items 0.05 (0.03) Adjusted EPS 0.95 $ 0.76 $

Q2 Operating Results & Other Items ($ in Millions) Adjusted Other Income, Adjusted Income Tax Expense and Adjusted Effective Tax Rate are non-GAAP measures; see Appendix for description and reconciliation. Gross Margin Percentage Operating Expenses Other Items page 10 / April 2014 Q2 FY14 Q2 FY13 RD&E 170 $ 171 $ SG&A 471 438 Total 641 $ 609 $ % of Sales RD&E 5.0% 5.2% SG&A 13.7% 13.4% ($ in Millions) Q2 FY14 Q2 FY13 Interest Expense, Net (26) $ (30) $ Adjusted Other Income, Net 2 $ 8 $ Income Tax Expense (136) $ (60) $ Effective Tax Rate 27.2% 17.8% Adj. Income Tax Expense (110) $ (98) $ Adj. Effective Tax Rate 21.7% 23.3%

Q2 Balance Sheet and Cash Flow Summary Free Cash Flow is a non-GAAP measure; see Appendix for description. Liquidity, Cash & Debt Free Cash Flow and Working Capital page 11 / April 2014 ($ in Millions) Q2 FY14 Q2 FY13 Cash from Continuing Operations 453 $ 446 $ Capital expenditures, net (159) (125) Pre-separation tax payments (receipts), net (21) 32 Free Cash Flow 273 $ 353 $ A/R - $ 2,402 $ 2,214 $ Days Sales Outstanding 63 61 Inventory (Excl. CIP) - $ 1,828 $ 1,753 $ Days on Hand 73 71 Accounts Payable - $ 1,421 $ 1,348 $ Days Outstanding 57 55 Liquidity Summary ($ in Millions) Q2 FY14 Q2 FY13 Beginning Cash Balance 1,397 $ 972 $ Free Cash Flow 273 353 Dividends (102) (88) Share repurchases (182) (198) Proceeds from exercise of share options 52 70 Pre-separation tax (payments) receipts, net 21 (32) Repayment of long-term debt (57) - Net increase in commercial paper 50 - Other (23) (4) Ending Cash Balance 1,429 $ 1,073 $ Total Debt 2,995 $ 3,030 $

Q3 Outlook^

($ in Millions, except per share amounts)			
Sales	$3,540	to	$3,640
Y/Y Growth			
Actual	*3%*		*6%*
*Organic**	*2%*		*5%*
Adjusted EPS*	$0.96	to	$1.00
Y/Y Growth	*9%*		*14%*

Transportation Solutions

- ✓ Revenue up 8-10% vs. prior year
- ✓ Global auto production expected to be up ~2% vs. prior year
  - ✓ Asia up ~4%
  - ✓ North America up 1-2%
  - ✓ EMEA up 1-2%

Industrial Solutions

- ✓ Revenue up mid single digits vs. prior year
- ✓ Aerospace, Defense, Oil, and Gas up ~10-12%; Industrial Equipment up mid single digits; Energy ~flat

Network Solutions

- ✓ Revenue ~flat excluding Subsea Communications
- ✓ Telecom Networks up slightly; Data Communications down low single digits
- ✓ Subsea Communications market remains weak

Consumer Solutions

- ✓ Revenue up slightly
- ✓ Appliances up mid single digits offset by weak Consumer Devices demand

Revenue up 3-6% and adjusted EPS up 9-14 % versus prior year

^ Assumes foreign exchange rates and commodity prices that are consistent with current levels.
* Organic Sales Growth and Adjusted EPS are non-GAAP measures; see Appendix for description and reconciliation.

page 12 / April 2014

FY14 Outlook^

($ in Millions, except per share amounts)			
Sales	$13,800	to	$14,100
Y/Y Growth			
Actual	4%		6%
*Organic**	4%		6%
Adjusted EPS*	$3.72	to	$3.84
Y/Y Growth	15%		19%

Transportation Solutions

- ✓ Revenue up 10-12% vs. prior year
- ✓ Global auto production expected to be up ~5%
  - ✓ Asia up ~7%
  - ✓ North America up ~5%
  - ✓ EMEA up ~3%

Industrial Solutions

- ✓ Revenue up mid single digits vs. prior year
- ✓ Industrial Equipment up mid single digits
- ✓ Aerospace, Defense, Oil, and Gas up high single digits
- ✓ Energy ~flat

Network Solutions

- ✓ Revenue down slightly vs. prior year excluding SubCom
- ✓ Telecom Networks up mid single digits
- ✓ Enterprise Networks ~flat
- ✓ Subsea Communications revenue ~$300 million
- ✓ Data Communications down ~10-12%

Consumer Solutions

- ✓ Revenue ~ flat vs. prior year
- ✓ Appliances up mid single digits
- ✓ Consumer Devices down low single digits

Adjusted EPS Growth of 17% at Mid-Point

^ Assumes foreign exchange rates and commodity prices that are consistent with current levels.
* Organic Sales Growth and Adjusted EPS are non-GAAP measures; see Appendix for description and reconciliation.

page 13 / April 2014

TE connectivity

Q&A page 14 / April 2014

Appendix page 15 / April 2014

Non-GAAP Measures “Organic Sales Growth,” “Adjusted Operating Income,” “Adjusted Operating Margin,” “Adjusted Other Income, Net,” “Adjusted Income Tax Expense,” “Adjusted Effective Tax Rate,” ”Adjusted Income from Continuing Operations,” “Adjusted Earnings Per Share,” and “Free Cash Flow” (FCF) are non-GAAP measures and should not be considered replacements for GAAP* results. “Organic Sales Growth” is a useful measure used by us to measure the underlying results and trends in the business. The difference between reported net sales growth (the most comparable GAAP measure) and Organic Sales Growth (the non-GAAP measure) consists of the impact from foreign currency exchange rates and acquisitions and divestitures, if any. Organic Sales Growth is a useful measure of our performance because it excludes items that: i) are not completely under management’s control, such as the impact of changes in foreign currency exchange rates; or ii) do not reflect the underlying growth of the company, such as acquisition and divestiture activity. The limitation of this measure is that it excludes items that have an impact on our sales. This limitation is best addressed by using organic sales growth in combination with the GAAP results. We present operating income before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any (“Adjusted Operating Income”). We utilize Adjusted Operating Income to assess segment level core operating performance and to provide insight to management in evaluating segment operating plan execution and underlying market conditions. It also is a significant component in our incentive compensation plans. Adjusted Operating Income is a useful measure for investors because it provides insight into our underlying operating results, trends, and the comparability of these results between periods. The difference between Adjusted Operating Income and operating income (the most comparable GAAP measure) consists of the impact of charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any, that may mask the underlying operating results and/or business trends. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported operating income. This limitation is best addressed by using Adjusted Operating Income in combination with operating income (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results. We present operating margin before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any (“Adjusted Operating Margin”). We present Adjusted Operating Margin before special items to give investors a perspective on the underlying business results. It also is a significant component in our incentive compensation plans. This measure should be considered in conjunction with operating margin calculated using our GAAP results in order to understand the amounts, character and impact of adjustments to operating margin. We present other income, net before special items including tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, if any (“Adjusted Other Income, Net”). We present Adjusted Other Income, Net as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. The difference between Adjusted Other Income, Net and other income, net (the most comparable GAAP measure) consists of tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, if any. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease other income, net. This limitation is best addressed by using Adjusted Other Income, Net in combination with other income, net (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. We present income tax expense after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any (“Adjusted Income Tax Expense”). We present Adjusted Income Tax Expense to provide investors further information regarding the tax effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). The difference between Adjusted Income Tax Expense and income tax expense (the most comparable GAAP measure) is the tax effect of adjusting items and certain significant special tax items, if any. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease income tax expense. This limitation is best addressed by using Adjusted Income Tax Expense in combination with income tax expense (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. We present effective income tax rate after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any (“Adjusted Effective Tax Rate”). We present Adjusted Effective Tax Rate to provide investors further information regarding the tax rate effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). The difference between Adjusted Effective Tax Rate and effective income tax rate (the most comparable GAAP measure) is the tax rate effect of the adjusting items and certain significant special tax items, if any. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease the effective income tax rate. This limitation is best addressed by using Adjusted Effective Tax Rate in combination with effective income tax rate (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. * U.S. Generally Accepted Accounting Principles page 16 / April 2014

Non-GAAP Measures (cont.) We present income from continuing operations attributable to TE Connectivity Ltd. before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects (“Adjusted Income from Continuing Operations”). We present Adjusted Income from Continuing Operations as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. Adjusted Income from Continuing Operations provides additional information regarding our underlying operating results, trends and the comparability of these results between periods. The difference between Adjusted Income from Continuing Operations and income from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) consists of the impact of charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using Adjusted Income from Continuing Operations in combination with income from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. We present diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. before special items, including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects (“Adjusted Earnings Per Share”). We present Adjusted Earnings Per Share because we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. We believe such a measure provides a picture of our results that is more comparable among periods since it excludes the impact of special items, which may recur, but tend to be irregular as to timing, thereby making comparisons between periods more difficult. It also is a significant component in our incentive compensation plans. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using Adjusted Earnings Per Share in combination with diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results. “Free Cash Flow” (FCF) is a useful measure of our ability to generate cash. It also is a significant component in our incentive compensation plans. The difference between net cash provided by continuing operating activities (the most comparable GAAP measure) and FCF (the non-GAAP measure) consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe free cash flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. FCF is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. Voluntary pension contributions are excluded from the GAAP measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters, also are considered by management in evaluating free cash flow. We believe investors should also consider these items in evaluating our free cash flow. We forecast our cash flow results excluding any voluntary pension contributions because we have not yet made a determination about the amount and timing of any such future contributions. In addition, our forecast excludes the cash impact of special items because we cannot predict the amount and timing of such items. FCF as presented herein may not be comparable to similarly-titled measures reported by other companies. The primary limitation of this measure is that it excludes items that have an impact on our GAAP cash flow. Also, it subtracts certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP measure indicates. This limitation is best addressed by using FCF in combination with the GAAP cash flow results. It should not be inferred that the entire free cash flow amount is available for future discretionary expenditures, as our definition of free cash flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of free cash flow. page 17 / April 2014

Q2 Revenue Summary (1)See description and reconciliation of non-GAAP measures contained in this appendix. ($ in Millions) page 18 / April 2014 Actual Organic Segment Q2 FY14 Q2 FY13 Growth Growth (1) Transportation Solutions $1,571 $1,385 13% 13% Industrial Solutions 789 758 4% 4% Network Solutions 688 725 (5)% (1)% Consumer Solutions 383 397 (4)% (3)% Total $3,431 $3,265 5% 6%

Reconciliation of Net Sales Growth– Q2 14 vs. Q2 13

	Change in Net Sales for the Quarter Ended March 28, 2014 versus Net Sales for the Quarter Ended March 29, 2013						Percentage of Segment's Total Net Sales for the Quarter Ended March 28, 2014
	Organic [1]		Translation [2]	Divestitures	Total		
	($ in millions)						
Transportation Solutions [3]:							
Automotive	$ 184	13.3 %	$ 2	$ -	$ 186	13.4 %	100 %
Total	184	13.3	2	-	186	13.4	100 %
Industrial Solutions [3]:							
Industrial Equipment	22	7.5	3	-	25	8.2	42
Aerospace, Defense, Oil, and Gas	12	4.5	1	-	13	5.0	35
Energy	(1)	(0.6)	(2)	(4)	(7)	(3.6)	23
Total	33	4.4	2	(4)	31	4.1	100 %
Network Solutions [3]:							
Telecom Networks	19	6.3	(1)	-	18	6.0	46
Data Communications	(13)	(7.2)	(2)	(20)	(35)	(17.9)	23
Enterprise Networks	7	4.9	(6)	-	1	0.7	22
Subsea Communications	(22)	(26.5)	1	-	(21)	(25.6)	9
Total	(9)	(1.3)	(8)	(20)	(37)	(5.1)	100 %
Consumer Solutions [3]:							
Consumer Devices	(19)	(7.5)	(2)	-	(21)	(8.6)	58
Appliances	7	4.6	-	-	7	4.6	42
Total	(12)	(2.9)	(2)	-	(14)	(3.5)	100 %
Total	$ 196	6.1 %	$ (6)	$ (24)	$ 166	5.1 %	

[1] Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this appendix.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[3] Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

page 19 / April 2014

Reconciliation of Net Sales Growth by Segment and Geography – Q2 14 vs. Q2 13

	Change in Net Sales for the Quarter Ended March 28, 2014 versus Net Sales for the Quarter Ended March 29, 2013					
	Organic [1]		Translation [2]	Divestitures	Total	
	($ in millions)					
Transportation Solutions:						
EMEA	$ 70	11.9 %	$ 22	$ -	$ 92	15.6 %
Asia–Pacific	83	17.6	(10)	-	73	15.5
Americas	31	9.7	(10)	-	21	6.5
Total	184	13.3	2	-	186	13.4
Industrial Solutions:						
EMEA	(5)	(1.3)	12	(4)	3	0.9
Asia–Pacific	28	22.3	(6)	-	22	17.5
Americas	10	3.3	(4)	-	6	1.9
Total	33	4.4	2	(4)	31	4.1
Network Solutions:						
EMEA	28	16.2	5	(1)	32	18.5
Asia–Pacific	(15)	(7.8)	(5)	(18)	(38)	(19.2)
Americas	(22)	(6.5)	(8)	(1)	(31)	(8.8)
Total	(9)	(1.3)	(8)	(20)	(37)	(5.1)
Consumer Solutions:						
EMEA	(5)	(7.8)	2	-	(3)	(4.9)
Asia–Pacific	(6)	(2.1)	(4)	-	(10)	(3.7)
Americas	(1)	(1.5)	-	-	(1)	(1.5)
Total	(12)	(2.9)	(2)	-	(14)	(3.5)
Total:						
EMEA	88	7.8	41	(5)	124	10.8
Asia–Pacific	90	8.6	(25)	(18)	47	4.4
Americas	18	1.7	(22)	(1)	(5)	(0.5)
Total	$ 196	6.1 %	$ (6)	$ (24)	$ 166	5.1 %

[1] Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this appendix.
[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

page 20 / April 2014

TE connectivity

page 21 Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 28, 2014 / April 2014 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges Charges, Net Items (1) (Non-GAAP) (2) Operating Income: Transportation Solutions 347 $ - $ (1) $ - $ 346 $ Industrial Solutions 106 1 5 - 112 Network Solutions 23 - 16 - 39 Consumer Solutions 34 - 1 - 35 Total 510 $ 1 $ 21 $ - $ 532 $ Operating Margin 14.9% 15.5% Other Income, Net 16 $ - $ - $ (14) $ 2 $ Income Tax Expense (136) $ - $ (10) $ 36 $ (110) $ Effective Tax Rate 27.2% 21.7% Income from Continuing Operations Attributable to TE Connectivity Ltd. 364 $ 1 $ 11 $ 22 $ 398 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.87 $ - $ 0.03 $ 0.05 $ 0.95 $ (1) Includes income tax expense related to adjustments to prior year income tax returns. In addition, other income includes amounts related to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters. (2) See description of non-GAAP measures contained in this appendix. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 29, 2013 page 22 / April 2014 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges Charges, Net Items (1) (Non-GAAP) (2) Operating Income: Transportation Solutions 241 $ 1 $ 18 $ - $ 260 $ Industrial Solutions 79 2 21 - 102 Network Solutions 19 - 26 - 45 Consumer Solutions 20 - 16 - 36 Total 359 $ 3 $ 81 $ - $ 443 $ Operating Margin 11.0% 13.6% Other Income, Net 9 $ - $ - $ (1) $ 8 $ Income Tax Expense (60) $ (1) $ (24) $ (13) $ (98) $ Effective Tax Rate 17.8% 23.3% Income from Continuing Operations Attributable to TE Connectivity Ltd. 278 $ 2 $ 57 $ (14) $ 323 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.66 $ - $ 0.13 $ (0.03) $ 0.76 $ (2) See description of non-GAAP measures contained in this appendix. (1) Reflects income tax benefits recognized in connection with the lapse of statutes of limitations for examinations of prior year income tax returns in certain non-U.S. locations partially offset by income tax expense related to adjustments to prior year income tax returns. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 28, 2013 page 23 / April 2014 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges Charges, Net Items (1) (Non-GAAP) (2) Operating Income: Transportation Solutions 282 $ 1 $ 1 $ - $ 284 $ Industrial Solutions 84 2 22 - 108 Network Solutions 48 - 26 - 74 Consumer Solutions 25 - 18 - 43 Total 439 $ 3 $ 67 $ - $ 509 $ Operating Margin 12.7% 14.8% Other Income, Net 18 $ - $ - $ (8) $ 10 $ Income Tax Expense (93) $ (1) $ (21) $ - $ (115) $ Effective Tax Rate 21.9% 23.6% Income from Continuing Operations Attributable to TE Connectivity Ltd. 332 $ 2 $ 46 $ (8) $ 372 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.79 $ - $ 0.11 $ (0.02) $ 0.88 $ (1) Relates to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters. (2) See description of non-GAAP measures contained in this appendix. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 27, 2013

	U.S. GAAP	Adjustments: Acquisition Related Charges	Adjustments: Restructuring and Other Charges, Net	Adjustments: Tax Items [1]	Adjusted (Non-GAAP) [2]
	($ in millions, except per share data)				
Operating Income:					
Transportation Solutions	$ 972	$ 7	$ 38	$ -	$ 1,017
Industrial Solutions	362	7	62	-	431
Network Solutions	136	-	125	-	261
Consumer Solutions	86	-	86	-	172
Total	$ 1,556	$ 14	$ 311	$ -	$ 1,881
Operating Margin	11.7%				14.2%
Other Income (Expense), Net	$ (183)	$ -	$ -	$ 213	$ 30
Income Tax (Expense) Benefit	$ 29	$ (5)	$ (90)	$ (354)	$ (420)
Effective Tax Rate	NM [3]				23.5%
Income from Continuing Operations Attributable to TE Connectivity Ltd.	$ 1,276	$ 9	$ 221	$ (141)	$ 1,365
Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$ 3.02	$ 0.02	$ 0.52	$ (0.33)	$ 3.23

[1] Includes $331 million of income tax benefits associated with the settlement of an audit of prior year income tax returns as well as the related impact of $231 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax expense related to adjustments to prior year income tax returns, income tax benefits recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards, and income tax benefits recognized in connection with the lapse of statutes of limitations for examinations of prior year income tax returns. In addition, the other income adjustment includes amounts related to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters.

[2] See description of non-GAAP measures contained in this appendix.

[3] Not meaningful.

page 24 / April 2014

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures page 25 / April 2014 Outlook for Quarter Ending June 27, Outlook for 2014 Fiscal 2014 Diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. (GAAP) $0.93 - 0.97 $3.62 - 3.74 Restructuring and other charges, net 0.02 0.07 Acquisition related charges 0.01 0.02 Tax items - 0.01 Adjusted diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. (non-GAAP) (1) $0.96 - 1.00 $3.72 - 3.84 Net sales growth (GAAP) 3 - 6% 4 - 6 % Translation (1) - Acquisitions (divestitures) - - Organic net sales growth (non-GAAP) (1) 2 - 5% 4 - 6% (1) See description of non-GAAP measures contained in this appendix.

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